UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 23, 2006
(Date of earliest event reported)

INCYTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27488	94-3136539
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Experimental Station, Route 141 & Henry Clay Road, Building E336 Wilmington, DE	19880
(Address of principal executive offices)	(Zip Code)

(302) 498-6700

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 23, 2006, at the Annual Meeting of Stockholders of Incyte Corporation (the “Company”), the stockholders of the Company approved an amendment to the 1997 Employee Stock Purchase Plan (the “Plan”), previously approved by the Company’s Board of Directors, to increase the number of shares of Common Stock reserved for issuance under the Plan from 3,100,000 to 3,850,000 shares. A copy of the Plan was included as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 12, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 25, 2006

INCYTE CORPORATION

By:	/s/ Patricia A. Schreck
Patricia A. Schreck
Executive Vice President and
General Counsel